EXHIBIT 99.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY
                                                        Three Months Ended                                  Three Months Ended
(dollars in thousands, except per share data)              September 30,                                         June 30,
                                              ------------------------------------------              -----------------------------
                                                    2003          2002        % Change                    2003          % Change
                                              -------------   -------------  -----------              ------------   --------------
SUMMARY OF OPERATIONS:
Net income                                     $    13,308     $    13,140          1.3 %             $    12,195           9.1 %
Net interest income                                 38,037          34,764          9.4                    36,799           3.4
Provision for loan losses                            2,950           2,150         37.2                     3,251          (9.3)
Non-interest income                                 24,623          24,026          2.5                    16,360          50.5
Net gains (losses)                                     746           1,997        (62.6)                   (6,892)           -
Non-interest income (excluding net gains/losses)    23,877          22,029          8.4                    23,252           2.7
Non-interest expense                                39,330          37,471          5.0                    40,300          (2.4)
Income tax expense                                   7,072           6,029         17.3                    (2,587)           -

SHARE DATA:
Basic earnings per share                       $      0.54     $      0.53          1.9               $      0.50         $ 8.0 %
Diluted earnings per share                            0.53            0.52          1.9                      0.49           8.2
Cash dividends paid per share                        0.235           0.215          9.3                     0.230           2.2
Book value per share                                 12.93           12.59          2.7                     13.47          (4.0)
Weighted average shares - basic                 24,555,675      24,839,708         (1.1)               24,500,552           0.2
Weighted average shares - diluted               25,205,315      25,492,725         (1.1)               25,085,553           0.5
Common shares outstanding                       24,483,143      24,733,718         (1.0)               24,565,237          (0.3)

END OF PERIOD BALANCES:
Investment securities portfolio                $ 1,970,618     $ 1,916,868          2.8 %             $ 2,126,758          (7.3)%
Total loans                                      2,702,255       2,635,325          2.5                 2,579,365           4.8
Assets                                           4,985,445       4,899,172          1.8                 5,096,296          (2.2)
Deposits                                         3,087,906       3,233,415         (4.5)                3,347,974          (7.8)
Stockholders' equity                               316,661         311,380          1.7                   330,816          (4.3)
Common stockholders' equity                        321,350         300,942          6.8                   317,926           1.1

AVERAGE BALANCES:
Investment securities portfolio                $ 1,993,040     $ 1,914,305          4.1 %             $ 2,132,288          (6.5)%
Loans:
Core consumer                                      928,730         811,417         14.5                   866,789           7.1
Core commercial business                           355,002         343,577          3.3                   353,261           0.5
Core commercial real estate                        630,095         524,259         20.2                   579,714           8.7
  Total core loans                               1,913,827       1,679,253         14.0                 1,799,764           6.3
Non-core consumer                                  694,637         895,848        (22.5)                  674,381           3.0
National syndicated loans                           31,499          67,103        (53.1)                   37,066         (15.0)
  Total non-core loans*                            726,136         962,951        (24.6)                  711,447           2.1
Total loans                                      2,639,963       2,642,204         (0.1)                2,511,211           5.1
Earning assets                                   4,648,407       4,565,181          1.8                 4,657,849          (0.2)
Assets                                           4,984,959       4,860,787          2.6                 4,998,848          (0.3)
  Core deposits                                  2,869,728       2,717,922          5.6                 2,856,004           0.5
  Non-core deposits (brokered deposits)            282,405         519,125        (45.6)                  356,908         (20.9)
Total deposits                                   3,152,133       3,237,047         (2.6)                3,212,912          (1.9)
Stockholders' equity                               303,702         304,793         (0.4)                  325,435          (6.7)
Common stockholders' equity                        317,578         297,280          6.8                   308,020           3.1

SELECTED RATIOS:
Return on average assets                              1.06 %          1.07 %                                 0.98 %
Return on average equity                             17.38           17.10                                  15.03
Return on average common equity                      16.63           17.54                                  15.88
Net yield on average earning assets (t/e basis)       3.26            3.04                                   3.18
Efficiency ratio                                     63.35           65.76                                  66.92
Leverage ratio                                        7.61            7.43                                   7.51
Tier I risk-based capital ratio                      11.99           11.33                                  12.01
Total risk-based capital ratio                       13.11           12.42                                  13.10

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY
                                                                                                     Nine Months Ended
(dollars in thousands, except per share data)                                                          September 30,
                                                                                       ---------------------------------------------
                                                                                             2003          2002          % Change
                                                                                       -------------   -------------   -------------
SUMMARY OF OPERATIONS:
Net income                                                                              $    37,288     $    35,020          6.5 %
Net interest income                                                                         110,463         107,286          3.0
Provision for loan losses                                                                     7,961           8,400         (5.2)
Non-interest income                                                                          63,574          63,661         (0.1)
Net gains (losses)                                                                           (4,899)            186           -
Non-interest income (excluding net gains/losses)                                             68,473          63,475          7.9
Non-interest expense                                                                        118,680         111,634          6.3
Income tax expense                                                                           10,108          15,893        (36.4)

SHARE DATA:
Basic earnings per share                                                                $      1.52     $      1.40          8.6 %
Diluted earnings per share                                                                     1.48            1.36          8.8
Cash dividends paid per share                                                                 0.690           0.630          9.5
Book value per share                                                                          12.93           12.59          2.7
Weighted average shares - basic                                                          24,482,641      25,035,130         (2.2)
Weighted average shares - diluted                                                        25,112,217      25,807,292         (2.7)
Common shares outstanding                                                                24,483,143      24,733,718         (1.0)

END OF PERIOD BALANCES:
Investment securities portfolio                                                         $ 1,970,618     $ 1,916,868          2.8 %
Total loans                                                                               2,702,255       2,635,325          2.5
Assets                                                                                    4,985,445       4,899,172          1.8
Deposits                                                                                  3,087,906       3,233,415         (4.5)
Stockholders' equity                                                                        316,661         311,380          1.7
Common stockholders' equity                                                                 321,350         300,942          6.8

AVERAGE BALANCES:
Investment securities portfolio                                                         $ 2,058,218     $ 1,861,120         10.6 %
Loans:
Core consumer                                                                               880,503         784,392         12.3
Core commercial business                                                                    350,167         337,246          3.8
Core commercial real estate                                                                 590,551         503,740         17.2
Total core loans                                                                          1,821,221       1,625,378         12.0
Non-core consumer                                                                           690,130         985,328        (30.0)
National syndicated loans                                                                    39,403          71,530        (44.9)
Total non-core loans*                                                                       729,533       1,056,858        (31.0)
Total loans                                                                               2,550,754       2,682,236         (4.9)
Earning assets                                                                            4,622,555       4,553,695          1.5
Assets                                                                                    4,956,247       4,857,126          2.0
Core deposits                                                                             2,825,403       2,676,389          5.6
Non-core deposits (brokered deposits)                                                       345,355         623,538        (44.6)
Total deposits                                                                            3,170,758       3,299,927         (3.9)
Stockholders' equity                                                                        315,962         296,586          6.5
Common stockholders' equity                                                                 309,378         297,858          3.9

SELECTED RATIOS:
Return on average assets                                                                       1.00 %          0.96 %
Return on average equity                                                                      15.78           15.79
Return on average common equity                                                               16.11           15.72
Net yield on average earning assets (t/e basis)                                                3.21            3.17
Efficiency ratio                                                                              66.13           65.14
Leverage ratio                                                                                 7.61            7.43
Tier I risk-based capital ratio                                                               11.99           11.33
Total risk-based capital ratio                                                                13.11           12.42

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                    September 30,          September 30,                 June 30,
(dollars in thousands)                                                   2003                  2002                        2003
                                                                  -----------------      ---------------             --------------
LOAN PORTFOLIO:
Acquired residential mortgage                                      $      584,886          $   599,010                 $   541,166
Other consumer                                                            977,758              873,607                     913,838
                                                                  -----------------      ---------------             --------------
   Total consumer                                                       1,562,644            1,472,617                   1,455,004
Commercial business                                                       374,888              373,646                     379,920
Residential real estate construction                                      160,519              112,438                     136,996
Commercial real estate construction                                       201,906              237,055                     208,286
Residential real estate mortgage                                           90,268              208,304                     111,486
Commercial real estate mortgage                                           312,030              231,265                     287,673
                                                                 -----------------      ---------------             ---------------
   Total loans                                                     $    2,702,255          $ 2,635,325                 $ 2,579,365
                                                                 =================      ===============             ===============

NON-PERFORMING ASSETS:
Acquired residential mortgage                                      $       16,122          $    16,626                 $    15,507
Other consumer                                                                266                  642                         420
Commercial business                                                         1,810                   88                         533
Residential real estate construction                                          134                  213                         135
Commercial real estate construction                                             -                    -                           -
Residential real estate mortgage                                            2,002                2,776                       2,104
Commercial real estate mortgage                                                 -                    -                         735
                                                                 -----------------      ---------------             ---------------
Total non-accrual loans                                                    20,334               20,345                      19,434
Total renegotiated loans                                                        -                    -                           -
                                                                 -----------------      ---------------             ---------------
   Total non-performing loans                                              20,334               20,345                      19,434
Total Other Assets and Real Estate Owned                                    3,916                4,105                       5,132
                                                                 -----------------      ---------------             ---------------
   Total non-performing assets                                     $       24,250          $    24,450                 $    24,566
                                                                 =================      ===============             ===============

90-DAY DELINQUENCIES:
Acquired residential mortgage                                      $        4,276          $     5,601                 $     5,353
Other consumer                                                                723                1,391                         373
Commercial business                                                           380                  648                         380
Residential real estate construction                                            -                    -                           -
Commercial real estate construction                                             -                    -                           -
Residential real estate mortgage                                            5,899                8,099                       6,414
Commercial real estate mortgage                                                 -                    -                           -
                                                                 -----------------      ---------------             ---------------
   Total 90-day delinquencies                                      $       11,278          $    15,739                 $    12,520
                                                                 =================      ===============             ===============

ASSET QUALITY RATIOS:
Non-performing loans to loans                                               0.75%                0.77%                       0.75%
Non-performing assets to loans                                              0.90%                0.93%                       0.95%
Allowance for loan losses to loans                                          1.30%                1.31%                       1.32%
Net charge-offs in quarter to average loans                                 0.30%                0.34%                       0.28%
Allowance for loan losses to non-performing loans                         172.16%              170.14%                     175.19%

                                                                                                                     Three Months
                                                                   Three Months Ended September 30,                 Ended June 30,
                                                                 --------------------------------------
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                                 2003                  2002                        2003
                                                                 -----------------      ---------------            ---------------
Balance at beginning of period                                     $       34,047          $    34,719                 $   32,562
Provision for loan losses                                                   2,950                2,150                      3,251
Transfer to other liabilities                                                   -                    -                          -
Less loans charged-off, net of recoveries:
   Acquired residential mortgage                                            1,346                2,394                      1,497
   Other consumer                                                             440                  264                        132
   Commercial business                                                        195                 (331)                       137
   Residential real estate construction                                         -                    -                          -
   Commercial real estate construction                                          -                    -                          -
   Residential real estate mortgage                                            10                   65                          -
   Commercial real estate mortgage                                              -                 (138)                         -
                                                                 -----------------      ---------------             ---------------
     Net charge-offs                                                        1,991                2,254                      1,766
                                                                 -----------------      ---------------             ---------------
Balance at end of period                                           $       35,006          $    34,615                 $   34,047
                                                                 =================      ===============             ===============

PROVIDENT BANKSHARES CORPORATION
COMPARATIVE ANALYSIS OF AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND INTEREST YIELDS AND RATES
------------------------------------------------------------------------------------------------------------------------------------
                                     Three Months Ended                Three Months Ended
                                     September 30, 2003                September 30, 2002             2003/2002 Increase/(Decrease)
                                   --------------------------------------------------------- ---------------------------------------
(dollars in thousands)              Average    Income/   Yield/   Average   Income/  Yield/    Average     %       Income/     %
(tax-equivalent basis)              Balance    Expense   Rate     Balance   Expense   Rate     Balance   Change    Expense   Change
                                   ----------- --------- ------  ---------- -------- ------- ---------- -------- ---------- --------
ASSETS
------
Interest-Earning Assets:
Home Equity                      $   433,193 $  5,395   4.94%  $  369,341 $  5,665    6.09%  $  63,852    17.3 %  $  (270)    (4.8)%
Marine                               455,867    6,287   5.47      397,002    6,813    6.81      58,865    14.8       (526)    (7.7)
Acquired Residential Mortgage        573,449    8,972   6.21      613,457   10,967    7.09     (40,008)   (6.5)    (1,995)   (18.2)
Other Direct Consumer                 39,670      773   7.73       45,074      869    7.65      (5,404)  (12.0)       (96)   (11.0)
Other Indirect Consumer               20,085      382   7.55       54,980    1,028    7.42     (34,895)  (63.5)      (646)   (62.8)
Residential Mortgage                 101,103    2,110   8.28      227,411    4,349    7.59    (126,308)  (55.5)    (2,239)   (51.5)
                                 ----------- --------          ---------- --------           ----------           --------
   Total Consumer                  1,623,367   23,919   5.85    1,707,265   29,691    6.90     (83,898)   (4.9)    (5,772)   (19.4)
Commercial Business                  355,002    5,150   5.76      343,577    5,802    6.70      11,425     3.3       (652)   (11.2)
Real Estate-Construction             334,702    3,567   4.23      296,668    3,568    4.77      38,034    12.8         (1)    (0.0)
Commercial Mortgage                  295,393    4,320   5.80      227,591    3,672    6.40      67,802    29.8        648     17.6
Non-Core SNC's                        31,499      278   3.50       67,103      778    4.60     (35,604)  (53.1)      (500)   (64.3)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Loans                    2,639,963   37,234   5.60    2,642,204   43,511    6.53      (2,241)   (0.1)    (6,277)   (14.4)
                                 ----------- --------          ---------- --------           ----------           --------
Loans Held for Sale                   11,912      172   5.73        6,340      107    6.70       5,572    87.9         65     60.7
Short-Term Investments                 3,492        7   0.80        2,332       16    2.72       1,160    49.7         (9)   (56.3)
Taxable Investment Securities      1,974,264   21,187   4.26    1,893,581   23,427    4.91      80,683     4.3     (2,240)    (9.6)
Tax-Advantaged Investment
   Securities                         18,776      331   6.99       20,724      375    7.18      (1,948)   (9.4)       (44)   (11.7)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Investment Securities    1,993,040   21,518   4.28    1,914,305   23,802    4.93      78,735     4.1     (2,284)    (9.6)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Interest-Earning
        Assets                     4,648,407   58,931   5.03    4,565,181   67,436    5.86      83,226     1.8     (8,505)   (12.6)
                                 ----------- --------          ---------- --------           ----------           --------
Less: Allowance for Loan Losses      (34,472)                     (34,385)                         (87)    0.3
Cash and Due From Banks              116,487                       97,755                       18,732    19.2
Other Assets                         254,537                      232,236                       22,301     9.6
                                 -----------                   $4,860,787                    ----------
   Total Assets                  $ 4,984,959                   ==========                    $ 124,172     2.6
                                 ===========                                                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits     $   895,396    1,797   0.80   $  804,225    2,282    1.13   $  91,171    11.3       (485)   (21.3)
Savings Deposits                     708,493      680   0.38      657,405    1,772    1.07      51,088     7.8     (1,092)   (61.6)
Direct Time Deposits                 691,228    4,116   2.36      822,964    7,193    3.47    (131,736)  (16.0)    (3,077)   (42.8)
Brokered Time Deposits               282,405    4,387   6.16      519,125    8,325    6.36    (236,720)  (45.6)    (3,938)   (47.3)
Short-Term Borrowings                515,080    1,142   0.88      452,750    1,911    1.67      62,330    13.8       (769)   (40.2)
Long-Term Debt                       982,872    8,604   3.47      845,590   10,998    5.16     137,282    16.2     (2,394)   (21.8)
                                 ----------- --------          ---------- --------           ----------           --------
  Total Interest-Bearing
     Liabilities                   4,075,474   20,726   2.02    4,102,059   32,481    3.14     (26,585)   (0.6)   (11,755)   (36.2)
                                 ----------- --------          ---------- --------           ----------           --------
Noninterest-Bearing Demand Deposits  574,611                      433,328                      141,283    32.6
Other Liabilities                     17,296                       28,120                      (10,824)  (38.5)
Stockholders' Equity                 317,578                      297,280                       20,298     6.8
                                 -----------                   ----------                    ----------
   Total Liabilities and
     Stockholders' Equity        $ 4,984,959                   $4,860,787                    $ 124,172     2.6
                                 ===========                   ==========                    ==========
Net Interest-Earning Assets      $   572,933                   $  463,122                    $ 109,811    23.7
                                 ===========                   ==========                    ==========
Net Interest Income (tax-equivalent)           38,205                       34,955                                  3,250      9.3
Less: Tax-Equivalent Adjustment                  (168)                        (191)                                    23    (12.0)
                                             --------                     --------                                --------
Net Interest Income                          $ 38,037                     $ 34,764                                $ 3,273      9.4
                                             ========                     ========                                ========
Net Yield on Interest-Earning Assets                    3.26%                         3.04%


                                                        2003/2002
                                                 Income/Expense Variance
                                                     Due to Change In
                                               ---------------------------
(dollars in thousands)                            Average        Average
(tax-equivalent basis)                             Rate          Volume
                                               ------------    ------------
ASSETS
------
Interest-Earning Assets:
Home Equity                                     $ (1,161)       $ 891
Marine                                            (1,451)         925
Acquired Residential Mortgage                     (1,310)        (685)
Other Direct Consumer                                  9         (105)
Other Indirect Consumer                               17         (663)
Residential Mortgage                                 366       (2,605)
   Total Consumer
Commercial Business                                 (840)         188
Real Estate-Construction                            (431)         430
Commercial Mortgage                                 (368)       1,016
Non-Core SNC's                                      (155)        (345)
    Total Loans
Loans Held for Sale                                  (17)          82
Short-Term Investments                               (15)           6
Taxable Investment Securities                     (3,206)         966
Tax-Advantaged Investment Securities                  (9)         (35)
    Total Investment Securities
    Total Interest-Earning Assets                 (9,715)       1,210
Less: Allowance for Loan Losses
Cash and Due From Banks
Other Assets

   Total Assets


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits                        (722)         237
Savings Deposits                                  (1,220)         128
Direct Time Deposits                              (2,048)      (1,029)
Brokered Time Deposits                              (253)      (3,685)
Short-Term Borrowings                             (1,004)         235
Long-Term Debt                                    (3,986)       1,592
  Total Interest-Bearing Liabilities             (11,546)        (209)
Noninterest-Bearing Demand Deposits
Other Liabilities
Stockholders' Equity
   Total Liabilities and Stockholders' Equity
Net Interest-Earning Assets
Net Interest Income (tax-equivalent)           $   1,831      $ 1,419
Less: Tax-Equivalent Adjustment
Net Interest Income

Net Yield on Interest-Earning Assets



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                            Three Months Ended               Nine Months Ended
                                                                              September 30,                    September 30,
                                                                     ------------------------------   ------------------------------
(dollars in thousands, except per share data)                            2003            2002             2003             2002
                                                                     -------------   --------------   --------------   -------------
INTEREST INCOME:
 Loans, including fees                                                   $ 37,202         $ 43,309        $ 110,534       $ 135,407
 Investment securities                                                     21,187           23,451           68,729          77,723
 Tax-advantaged loans and securities                                          367              469            1,146           1,351
 Short-term investments                                                         7               16               20              81
                                                                     -------------   --------------   --------------   -------------
  Total interest income                                                    58,763           67,245          180,429         214,562
                                                                     -------------   --------------   --------------   -------------
INTEREST EXPENSE:
 Deposits                                                                  10,980           19,572           38,252          66,265
 Short-term borrowings                                                      1,169            1,911            3,512           4,616
 Long-term debt                                                             8,577           10,998           28,202          36,395
                                                                     -------------   --------------   --------------   -------------
  Total interest expense                                                   20,726           32,481           69,966         107,276
                                                                     -------------   --------------   --------------   -------------
Net interest income                                                        38,037           34,764          110,463         107,286
 Less provision for loan losses                                             2,950            2,150            7,961           8,400
                                                                     -------------   --------------   --------------   -------------
Net interest income, after provision for loan losses                       35,087           32,614          102,502          98,886
                                                                     -------------   --------------   --------------   -------------
NON-INTEREST INCOME:
 Service charges on deposit accounts                                       19,453           18,358           56,018          51,890
 Commissions and fees                                                       1,085            1,142            3,545           3,742
 Net gains (losses)                                                           746            1,997           (4,899)            186
 Other non-interest income                                                  3,339            2,529            8,910           7,843
                                                                     -------------   --------------   --------------   -------------
  Total non-interest income                                                24,623           24,026           63,574          63,661
                                                                     -------------   --------------   --------------   -------------
NON-INTEREST EXPENSE:
 Salaries and employee benefits                                            19,441           18,709           58,003          54,533
 Occupancy expense, net                                                     4,023            3,722           11,997          10,776
 Furniture and equipment expense                                            2,988            2,806            8,809           8,144
 External processing fees                                                   5,358            5,138           15,901          15,133
 Other non-interest expense                                                 7,520            7,096           23,970          23,048
                                                                     -------------   --------------   --------------   -------------
  Total non-interest expense                                               39,330           37,471          118,680         111,634
                                                                     -------------   --------------   --------------   -------------
Income before income taxes                                                 20,380           19,169           47,396          50,913
Income tax expense                                                          7,072            6,029           10,108          15,893
                                                                     -------------   --------------   --------------   -------------
Net income                                                               $ 13,308         $ 13,140         $ 37,288        $ 35,020
                                                                     =============   ==============   ==============   =============
NET INCOME PER SHARE AMOUNTS:
  Basic                                                                    $ 0.54           $ 0.53           $ 1.52          $ 1.40
  Diluted                                                                    0.53             0.52             1.48            1.36




PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                                      September 30,   December 31,    September 30,
(dollars in thousands, except share amounts)                                              2003             2002            2002
                                                                                     --------------   -------------   --------------
ASSETS:
 Cash and due from banks                                                                $  111,659      $  145,063       $  158,571
 Short-term investments                                                                      2,213           3,129            1,964
 Mortgage loans held for sale                                                               13,157           8,899            7,421
 Securities available for sale                                                           1,970,618       1,993,229        1,916,868
 Loans                                                                                   2,702,255       2,560,563        2,635,325
   Less allowance for loan losses                                                           35,006          33,425           34,615
                                                                                     --------------   -------------   --------------
     Net loans                                                                           2,667,249       2,527,138        2,600,710
                                                                                     --------------   -------------   --------------
 Premises and equipment, net                                                                47,975          47,031           45,494
 Accrued interest receivable                                                                24,988          28,101           30,520
 Intangible assets                                                                           9,034           9,340           10,463
 Other assets                                                                              138,552         128,792          127,161
                                                                                     --------------   -------------   --------------
Total assets                                                                            $4,985,445      $4,890,722       $4,899,172
                                                                                     ==============   =============   ==============
LIABILITIES:
 Deposits:
  Noninterest-bearing                                                                   $  576,482      $  492,661       $  488,674
  Interest-bearing                                                                       2,511,424       2,695,305        2,744,741
                                                                                     --------------   -------------   --------------
   Total deposits                                                                        3,087,906       3,187,966        3,233,415
                                                                                     --------------   -------------   --------------
 Short-term borrowings                                                                     511,838         539,758          487,485
 Long-term debt                                                                          1,047,612         814,546          835,141
 Accrued expenses and other liabilities                                                     21,428          32,817           31,751
                                                                                     --------------   -------------   --------------
   Total liabilities                                                                     4,668,784       4,575,087        4,587,792
                                                                                     --------------   -------------   --------------
STOCKHOLDERS' EQUITY:
 Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 32,134,460, 31,737,237 and 31,717,319 shares at September 30,
   2003, December 31, 2002 and September 30, 2002, respectively                             32,134          31,737           31,717
 Additional paid-in capital                                                                297,284         289,698          289,348
 Retained earnings                                                                         145,265         124,862          116,990
 Net accumulated other comprehensive income (loss)                                          (4,689)         14,920           10,438
 Treasury stock at cost - 7,651,317,  7,373,601 and 6,983,601 shares at  September 30, 2003, December 31, 2002 and
   September 30, 2002, respectively                                                       (153,333)       (145,582)        (137,113)
                                                                                     --------------   -------------   --------------
    Total stockholders' equity                                                             316,661         315,635          311,380
                                                                                     --------------   -------------   --------------
Total liabilities and stockholders' equity                                              $4,985,445      $4,890,722       $4,899,172
                                                                                     ==============   =============   ==============
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